AMENDMENT NO. 1

                                       TO

                              MILLITECH CORPORATION


                                 1999 STOCK PLAN
                                 ---------------


     This Amendment No. 1 to the Millitech Corporation (now known as YDI Wireless, Inc.) 1999 Stock Plan (the "Original Plan") is effective as of September 9, 2004.

     The first sentence of Section 4 of the Original Plan is hereby replaced in its entirety to read as follows:

     The aggregate number of shares of Common Stock which may be issued under this Plan is Two Hundred Thirty-Three Thousand Six Hundred Ninety-Seven (233,697) (which number takes into account all stock splits which have occurred prior to September 9, 2004), subject to further adjustment as provided in Section 11.

     The substantive impact of this amendment is to reduce the number of shares which may be issued under the Original Plan by Two Hundred Three Thousand Eight Hundred Three (203,803).

     All other provisions of the Original Plan remain unchanged.